UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

(Name of Registrant as Specified in Its Charter)

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PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

ONE COMMERCE SQUARE

2005 MARKET STREET, SUITE 1000

PHILADELPHIA, PA 19103

D40291-P53513

Your Vote Counts!

PENNSYLVANIA REAL ESTATE INVESTMENT                 TRUST

2021 Annual Meeting

Vote by May 26, 2021

11:59 PM ET

You invested in PENNSYLVANIA REAL ESTATE INVESTMENT TRUST and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 27, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 27, 2021
vote without entering a	11:00 AM EDT
control number
Virtually at: www.virtualshareholdermeeting.com/PEI2021

*

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Trustees

	Nominees:	For
01) George J. Alburger, Jr. 05) Mark E. Pasquerilla
02) Joseph F. Coradino 06) Charles P. Pizzi
03) Michael J. DeMarco 07) John J. Roberts
04) JoAnne A. Epps

2.	ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.	For

3.	RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2021.	For

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D40292-P53513